UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2020

BROADMARK REALTY CAPITAL INC.

(Exact name of registrant as specified in its charter)

Maryland	001-39134	84-2620891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Fifth Avenue, Suite 2000

Seattle, WA 98101

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 971-0800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act of 1933, as amended:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.001 per share	BRMK	New York Stock Exchange

Warrants, each exercisable for one fourth (1/4th) share of Common Stock at an exercise price of $2.875 per one fourth (1/4th) share	BRMK WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act of 1934, as amended. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on a Current Report on Form 8-K filed on January 31, 2020, Adam J. Fountain, the Executive Vice President of Broadmark Realty Capital Inc. (the “Company”), advised the Company that he intended to resign from his employment with the Company to pursue other interests. Pursuant thereto, the Company has entered into a Separation and Release Agreement, dated March 16, 2020, with Mr. Fountain providing for the resignation of Mr. Fountain from the Company and termination of his employment effective as of March 31, 2020.

In connection with the Separation and Release Agreement, the Company has entered into an Independent Contractor Agreement, dated March 16, 2020, with Mr. Fountain providing for:

•	Mr. Fountain to provide marketing services to Broadmark Private REIT Management, LLC, a subsidiary of the Company, as an independent contractor and as requested by the Company from time to time from April 1, 2020 through December 31, 2020, at a rate of $200 per hour;

•	the payment of a $250,000 bonus to Mr. Fountain in the event that Broadmark Private REIT Management, LLC or its subsidiary, Broadmark Private REIT, LLC, raise or have assets under management of at least $60 million by December 31, 2020 and in certain other circumstances where the Company or Broadmark Private REIT, LLC determine not to accept subscriptions, abandon the offering of units through Broadmark Private REIT, LLC or where the Company terminates the independent contractor relationship with Mr. Fountain prior to December 31, 2020 without cause; and

•	the Company will continue to fund certain health and welfare benefits currently made available to Mr. Fountain through no later than December 31, 2020.

The foregoing summary of the Separation and Release Agreement and the Independent Contractor Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreements, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein in their entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Separation and Release Agreement, dated March 16, 2020, by and between Broadmark Realty Capital Inc. and Adam Fountain.

10.2	Independent Contractor Agreement, dated March 16, 2020, by and between Broadmark Realty Capital Inc. and Adam Fountain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADMARK REALTY CAPITAL INC.

By:	/s/ David Schneider
Name: David Schneider
Title: Chief Financial Officer

Date: March 16, 2020